UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7812

Salomon Brothers Municipal Partners Fund II Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
C/o Citigroup Asset Management
300 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 725-6666

Date of fiscal year end:  June 30
Date of reporting period: June 30, 2005

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

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Letter From The Chairman

Dear Shareholder,

The U.S. economy overcame a number of obstacles and continued to expand during the one-year reporting period. Rising interest rates, record high oil prices, and geopolitical issues threatened to send the economy into a “soft patch.” However, when all was said and done, first quarter 2005 gross domestic product (“GDP”)[i] growth was a solid 3.8% . This mirrored the GDP from the fourth quarter of 2004 and was only slightly lower than the 4.0% gain during the third quarter of 2004.

Given the overall strength of the economy, the Federal Reserve Board (“Fed”)ii continued to raise interest rates over the period in an attempt to ward off inflation. After raising interest rates on June 30, 2004, the Fed raised its target for the federal funds rateiii in 0.25% increments eight additional times. All told, the Fed’s rate hikes brought the target for the federal funds rate from 1.00% to 3.25% . Following the end of the reporting period, at their August meeting, the Fed further increased the target rate by 0.25% to 3.50%.

R. Jay Gerken, CFA Chairman and Chief Executive Officer

During the reporting period, the fixed income market confounded many investors as short term interest rates rose in concert with the Fed rate tightening, while longer-term rates, surprisingly, declined. When the period began in July 1, 2004, the federal fund target rate was 1.25% and the yield on the 10-year Treasury was 4.57% . When the reporting period ended, the federal funds rate rose to 3.25% and the 10-year yield declined to 3.92% . Falling longer term rates, periods of mixed economic data, and periodic flights to quality all supported the bond market, including municipal securities. Looking at the twelve-month period as a whole, the overall municipal bond market outperformed the taxable bond market, as the Lehman Brothers Municipal Bond Indexiv and Lehman Brothers Aggregate Bond Indexv returned 8.24% and 6.80%, respectively.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notice

On June 24, 2005, Citigroup Inc. (“Citigroup”) announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, Salomon Brothers Asset Management Inc (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment manager to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the investment management contract between the Fund and the Manager. Therefore, the Fund’s Board of Directors will be asked to approve a new investment management contract between the Fund and the Manager. If approved by the Board, the new investment management contract will be presented to the shareholders of the Fund for their approval.

Subsequently, on August 12, 2005, the Board approved the new investment management contract between the Fund and the Manager.

S A L O M O N    B R O T H E R S    M U N I C I P A L    P A R T N E R S    F U N D    I I    I N C .

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Adviser with regard to recent regulatory developments is contained in the “Additional Information” note in the Notes to the Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman and Chief Executive Officer

August 15, 2005

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Manager Overview

Market Review

The overall municipal bond market defied expectations and generated strong returns over the 12-month reporting period. As the fiscal year began, a number of factors were casting a pall over the bond market, including the prospect that the Fed would begin a prolonged tightening cycle to bring interest rates to a more “normal” level. In addition, the economy appeared to be on solid footing and there were inflationary concerns. However, while the Fed raised the target for the federal funds rate from 1.00% to 3.25% from June 30, 2004 through June 30, 2005, longer-term yields, surprisingly, declined. As such, the overall yield curvevi flattened as the difference between short- and long-term yields narrowed during the year. This flattening also occurred in the municipal market.

New municipal bond issuance from state and local governments was extremely high over the reporting period. While 2004’s $358 billion in new muni securities was slightly less than 2003’s record level, it was still the third largest amount of new issuance during a calendar year. Thus far in 2005, this trend has continued, as a record for first-half year new issuance was established, with $206 billion of tax-free debt underwritten over this period. Refunding bonds, which represent over 35% of 2005’s year-to-date total new issuance, have largely been responsible for the surge in tax-exempt debt. New supply was generally met with strong demand, in particular by institutions and property and casualty insurers.

As was the case in the Treasury market, the shorter end of the municipal bond curve generated the weakest results, while the longer end of the curve outperformed. From a credit quality perspective, lower quality municipals outperformed their higher quality counterparts throughout the fiscal year.

Performance Review

For the 12 months ended June 30, 2005, the Salomon Brothers Municipal Partners Fund II Inc. returned 16.38%, based on its New York Stock Exchange (“NYSE”) market price and 8.85% based on its net asset value (“NAV”)vii per share. In comparison, the Fund’s unmanaged benchmark, the Lehman Brothers Municipal Bond Index, returned 8.24% and its Lipper General Municipal Debt (Leveraged) Closed-End Funds Category Averageviii increased 13.26% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the 12-month period, the Fund made distributions to shareholders totaling $0.8160 per share. The performance table shows the Fund’s 30-day SEC yield as well as its 12-month total return based on its NAV and market price as of June 30, 2005. Past performance is no guarantee of future results. The Fund’s yields will vary.

Factors Influencing Fund Performance

Given our correct assumption that the Fed would raise interest rates and that inflationary concerns would increase, the Fund assumed a defensive posture in terms of the portfolio’s average duration. We also placed an emphasis on maintaining an overall high credit quality for the Fund, with an average credit rating of Aa1 during the period. However, this positioning detracted from results, as the Fund’s short- to neutral-durations stance versus the benchmark hurt relative returns as longer terms rates declined. In addition, our higher quality bias was a drag on relative results as lower quality, more speculative municipal bonds outperformed.

In contrast, the Fund’s overweight in the 15-20 year portion of the municipal yield curve enhanced results as they outperformed shorter maturity securities. Our diversified portfolio was also beneficial, in particular the Fund’s holdings in healthcare, water and sewer, and local general obligation bonds. Over the period of this report, the Fund’s largest aggregated holdings by state were in New York, Illinois, and Texas.

S A L O M O N    B R O T H E R S    M U N I C I P A L    P A R T N E R S    F U N D    I I    I N C .

FUND PERFORMANCE
AS OF JUNE 30, 2005
(unaudited)

	30-Day	12-Month
Price Per Share	SEC Yield	Total Return

$ 14.93 (NAV)	5.74%	8.85%

$ 13.60 (Market Price)	6.31%	16.38%

All figures represent past performance and are not a guarantee of future results. The Fund’s yields will vary.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, if any, in additional shares. The “SEC yield” is a return figure often quoted by bond and other fixed-income mutual funds. This quotation is based on the most recent 30-day (or one-month) period covered by the Fund’s filings with the SEC. The yield figure reflects the income dividends and interest earned during the period after deduction of the Fund’s expenses for the period. These yields are as of June 30, 2005 and are subject to change.

Looking for Additional Information?

The Fund is traded under the symbol “MPT” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol XMPTX. Barron’s and The Wall Street Journal’s Monday editions carry closed-end fund tables that will provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.citigroupam.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 or 1-800-SALOMON (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price, and other information.

Thank you for your investment in the Salomon Brothers Municipal Partners Fund II Inc. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Robert E. Amodeo
Executive Vice President

July 21, 2005

S A L O M O N    B R O T H E R S    M U N I C I P A L    P A R T N E R S    F U N D    I I    I N C .

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: An investment in the Fund is subject to risk, including the possible loss of the principal amount that you invest in the Fund. Certain investors may be subject to the Federal Alternative Minimum Tax (“AMT”), and state and local taxes will apply. Capital gains, if any, are fully taxable.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is the market value of goods and services produced by labor and property in a given country.
ii	The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans
iv	The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.
[v]	The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.
vi	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
vii	NAV is calculated by subtracting total liabilities and outstanding preferred stock from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund's market price as determined by supply of and demand for the Fund's shares.
viii	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended June 30, 2005, including the reinvestment of dividends and capital gains distributions, if any, calculated among the 68 funds in the Fund's Lipper category.

S A L O M O N    B R O T H E R S    M U N I C I P A L    P A R T N E R S    F U N D    I I    I N C .

Fund at a Glance (unaudited)

Investment Breakdown

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Schedule of Investments

June 30, 2005

Face	Rating‡
Amount	(unaudited)	Security	Value

MUNICIPAL BONDS — 95.8%
California — 5.3%
$ 1,500,000	A	California State, GO, 5.125% due 6/1/24	$1,576,005
2,500,000	AAA	Huntington Beach, CA, Union High School District GO,
		Election 2004, FSA-Insured, 5.000% due 8/1/29	2,677,000
2,500,000	AAA	Napa Valley, CA Community College District GO,
		Election of 2002, Series B, MBIA-Insured, 5.000% due 8/1/23	2,701,425

		Total California	6,954,430

Colorado — 1.4%
1,750,000	BBB+	Colorado Health Facilities Authority Revenue,
		Poudre Valley Health Care, Series F, 5.000% due 3/1/25	1,807,908

Connecticut — 2.5%
3,000,000	AAA	Connecticut State Special Tax Obligation Revenue, Transportation
		Infrastructure, Series A, AMBAC-Insured, 5.000% due 7/1/23	3,253,050

District of Columbia — 1.6%
2,000,000	AAA	District of Columbia Revenue, American University,
		AMBAC-Insured, 5.625% due 10/1/26	2,078,200

Florida — 0.8%
1,000,000	AAA	St. Johns County, FL,Water & Sewer Revenue,
		MBIA-Insured, 5.500% due 6/1/11	1,123,970

Illinois — 13.4%
		Chicago, IL, Board of Education, GO, Chicago School Reform,
		AMBAC-Insured:
100,000	AAA	5.750% due 12/1/27	108,821
900,000	AAA	5.750% due 12/1/27 (a)	979,389
		Chicago, IL, GO, Series A, FSA-Insured:
145,000	AAA	5.250% due 1/1/16	161,829
355,000	AAA	5.250% due 1/1/16 (a)	402,023
1,750,000	AAA	Chicago, IL, Midway Airport Revenue, Series B, MBIA-Insured,
		5.625% due 1/1/29 (b)	1,818,757
1,000,000	AAA	Chicago, IL, Public Building Commission, Building Revenue,
		Chicago School Reform, Series B, FGIC-Insured, 5.250% due 12/1/18	1,144,490
1,215,000	AAA	Chicago, IL, Sales Tax Revenue, FSA-Insured, 5.000% due 1/1/22	1,308,130
250,000	AAA	Cook County, IL, Refunding GO, Series A, MBIA-Insured,
		5.625% due 11/15/16	266,630
2,000,000	Aaa(c)	Illinois DFA, Revolving Fund Revenue, 5.250% due 9/1/12	2,228,980
1,000,000	AA+	Illinois EFA Revenue, Northwestern University, 5.500% due 12/1/13	1,117,050
		Illinois Health Facilities Authority Revenue:
1,850,000	AAA	Refunding, SSM Health Care, MBIA-Insured, 6.550% due 6/1/13	2,218,150
2,000,000	AAA	Servantoor Project, Series A, FSA-Insured, 6.000% due 8/15/12 (d)	2,302,340
605,000	A	South Suburban Hospital Project, 7.000% due 2/15/18 (d)	747,913
2,645,000	AAA	Illinois State, Sales Tax Revenue, 5.500% due 6/15/16	2,928,729

		Total Illinois	17,733,231

See Notes to Financial Statements.

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Schedule of Investments (continued)

June 30, 2005

Face	Rating‡
Amount	(unaudited)	Security	Value

Indiana — 2.8%
$ 1,195,000	AAA	Indiana Health Facility Financing Authority, Hospital Revenue, Community
		Hospital Project, Series A, AMBAC-Insured, 5.000% due 5/1/35	$1,260,474
2,000,000	BBB+	Indiana State DFA Environment Improvement Revenue,
		USX Corp. Project, 5.250% due 12/1/22	2,171,140
250,000	AAA	Indiana State Revolving Fund Revenue, Series B, 5.000% due 8/1/23	261,728

		Total Indiana	3,693,342

Louisiana — 3.8%
5,000,000	BBB+	Louisiana Public Facilities Authority, Hospital Revenue, Touro Infirmary Project,
		Series A, 6.125% due 8/15/23	5,009,650

Maryland — 4.6%
		Maryland State Health & Higher Educational Facilities Authority Revenue:
1,500,000	Baa1(c)	Carroll County General Hospital, 6.000% due 7/1/37	1,618,920
1,500,000	A	Suburban Hospital, Series A, 5.500% due 7/1/16	1,656,765
500,000	A	University of Maryland Medical Systems, 6.000% due 7/1/32	549,980
2,000,000	Aaa(c)	Northeast Maryland Waste Disposal Authority, Solid Waste Revenue,
		AMBAC-Insured, 5.500% due 4/1/16 (b)	2,200,960

		Total Maryland	6,026,625

Massachusetts — 3.0%
1,000,000	A2(c)	Massachusetts State Health & Educational Facilities Authority Revenue,
		Dana Farber Cancer Project, Series G-1,
		6.250% due 12/1/22 (a)	1,035,070
		Massachusetts State Water Pollution Abatement Trust Revenue,
		MWRA Program, Series A:
525,000	AAA	5.750% due 8/1/29 (a)	583,543
2,125,000	AAA	5.750% due 8/1/29	2,331,869

		Total Massachusetts	3,950,482

Michigan — 2.1%
1,000,000	AAA	Detroit, MI City School District GO, School Building & Site Improvement,
		Series A, FGIC-Insured, 5.500% due 5/1/17	1,129,400
1,500,000	AA-	Michigan State, Hospital Finance Authority Revenue, Trinity Health,
		Series C, 5.375% due 12/1/30	1,597,530

		Total Michigan	2,726,930

Missouri — 2.8%
		Missouri State Environmental Improvement & Energy Research Authority:
2,500,000	AA	PCR Refunding Revenue, Associated Electric Co-op Thomas Hill,
		5.500% due 12/1/10	2,617,375
1,000,000	Aaa(c)	Water Pollution Refunding Revenue, State Revolving Funds, Program A,
		5.000% due 7/1/20	1,133,810

		Total Missouri	3,751,185

See Notes to Financial Statements.

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Schedule of Investments (continued)

June 30, 2005

Face	Rating‡
Amount	(unaudited)	Security	Value

Nevada — 2.4%
$ 3,000,000	AAA	Clark County, NV, IDA Refunding Revenue, Nevada Power Co., Project,
		Series C, AMBAC-Insured, 7.200% due 10/1/22	$3,094,800
35,000	AAA	Nevada Housing Division Revenue, Single-Family Program,
		Series C, AMBAC-Insured, 6.350% due 10/1/12 (b)	35,742

		Total Nevada	3,130,542

New Jersey — 4.1%
		New Jersey EDA:
2,500,000	AAA	Motor Vehicle Surcharges Revenue, Series A,
		MBIA-Insured, 5.250% due 7/1/16	2,798,475
1,000,000	AAA	Water Facilities Revenue, New Jersey American Water Co., Inc. Project,
		Series A, FGIC-Insured, 6.875% due 11/1/34 (b)	1,023,200
1,500,000	AAA	New Jersey State, EFA Revenue, Princeton University,
		Series A, 5.000% due 7/1/21	1,642,095

		Total New Jersey	5,463,770

New York — 14.6%
		New York City, NY, GO:
		Series A:
110,000	A+	6.000% due 5/15/30	122,157
890,000	A+	6.000% due 5/15/30 (a)	1,018,133
1,500,000	A+	Series G, 5.000% due 12/1/33	1,585,455
2,000,000	AA+	New York City, NY, Municipal Water Finance Authority,
		Water & Sewer Systems Revenue, Series D, 5.000% due 6/15/37	2,134,960
4,500,000	AAA	New York City, NY, Transitional Finance Authority Revenue,
		Series A, 5.500% due 11/15/17	5,061,690
		New York State Dormitory Authority Revenue: Court Facilities Lease, NYC Issue,
1,700,000	AAA	Non State Supported Debt, Series A, AMBAC-Insured, 5.500% due 5/15/28	2,059,567
5,000,000	AAA	AMBAC-Insured, 5.500% due 5/15/25	5,998,300
1,300,000	AAA	New York State Urban Development Corp., Revenue, Correctional
		Facilities, FSA-Insured, 5.375% due 1/1/25 (a)	1,344,239

		Total New York	19,324,501

Ohio — 4.5%
2,500,000	AA-	Franklin County, OH Hospital Revenue, Holy Cross Health Systems Corp.,
		5.875% due 6/1/21	2,606,925
3,300,000	A+	Ohio State Water Development Authority, Solid Waste Disposal
		Revenue, Broken Hill Proprietary Co., Ltd., 6.450% due 9/1/20 (b)	3,377,946

		Total Ohio	5,984,871

Pennsylvania — 0.2%
250,000	AAA	Philadelphia, PA, School District GO, Series A, FSA-Insured,
		5.500% due 2/1/31	282,895

See Notes to Financial Statements.

S A L O M O N    B R O T H E R S    M U N I C I P A L    P A R T N E R S    F U N D    I I    I N C .

Schedule of Investments (continued)

June 30, 2005

Face	Rating‡
Amount	(unaudited)	Security	Value

Puerto Rico — 5.1%
$ 1,600,000	AAA	Puerto Rico Commonwealth Highway & Transportation Authority,
		Highway Revenue, Series X, FSA-Insured, 5.500% due 7/1/15	$1,872,528
4,000,000	AAA	Puerto Rico Commonwealth Infrastructure Financing Authority,
		Series C, AMBAC-Insured, 5.500% due 7/1/25	4,808,360

		Total Puerto Rico	6,680,888

Tennessee — 2.9%
1,950,000	AA-	Humphreys County, TN IDB, Solid Waste Disposal Revenue,
		E.I. Du Pont de Nemours & Co. Project, 6.700% due 5/1/24 (b)	2,001,733
1,200,000	AAA	Memphis-Shelby County, TN, Airport Authority Revenue,
		Series D, AMBAC-Insured, 6.000% due 3/1/24 (b)	1,321,440
535,000	AA	Tennessee Housing Development Agency Revenue, Homeownership Program,
		Series 2B, 6.350% due 1/1/31 (b)	544,903

		Total Tennessee	3,868,076

Texas — 12.3%
2,500,000	AAA	Aledo, TX, GO, ISD, School Building,
		Series A, PSFG-Insured, 5.000% due 2/15/30	2,656,900
		Austin, TX, Airport Systems Revenue, Series A, MBIA-Insured:
3,475,000	AAA	6.200% due 11/15/15 (b)	3,582,377
330,000	AAA	6.200% due 11/15/15 (a)(b)(d)	353,430
1,000,000	Aaa(c)	Edgewood, TX, GO, ISD, Bexar County, PSFG-Insured, 5.250% due 2/15/17	1,120,210
1,600,000	AAA	Lake Dallas, TX, GO, ISD, School Building, PSFG-Insured, 5.000% due 8/15/34	1,691,152
1,380,000	AAA	North Harris Montgomery Community College District, TX, GO,
		FGIC-Insured, 5.375% due 2/15/16	1,525,742
2,225,000	Aaa(c)	Northwest Texas, GO, ISD, PSFG-Insured, 5.250% due 8/15/18	2,489,998
1,500,000	AAA	Texas State Turnpike Authority Revenue, First Tier,
		Series A, AMBAC-Insured, 5.500% due 8/15/39	1,658,775
1,000,000	AAA	Williamson County, TX, GO, MBIA-Insured, 5.250% due 2/15/21	1,119,210

		Total Texas	16,197,794

Utah — 0.2%
280,000	AA	Utah State Housing Finance Agency, Single-Family Mortgage Revenue,
		Issue H-2, FHA-Insured, 6.250% due 7/1/22 (b)	287,504

Virginia — 2.5%
2,915,000	A	Greater Richmond, Convention Center Authority,VA, Hotel Tax Revenue,
		Convention Center Expansion Project, 6.125% due 6/15/20	3,342,951

Washington — 2.9%
1,900,000	AAA	Chelan County, WA, Public Utility District, Chelan Hydro System No.1,
		Construction Revenue, Series A, AMBAC-Insured, 5.450% due 7/1/37 (b)	2,031,385
400,000	AAA	Seattle, WA, GO, Series B, FSA-Insured, 5.750% due 12/1/28	448,584
1,200,000	AAA	Washington State Public Power Supply System Revenue, Nuclear Project No. 1,
		Series A, MBIA-Insured, 5.125% due 7/1/17	1,284,948

		Total Washington	3,764,917

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS
		(Cost — $120,431,458)	126,437,712

See Notes to Financial Statements.

S A L O M O N    B R O T H E R S    M U N I C I P A L    P A R T N E R S    F U N D    I I    I N C .

Schedule of Investments (continued)

June 30, 2005

Face	Rating‡
Amount	(unaudited)	Security	Value

SHORT-TERM INVESTMENTS(e) — 4.2%
California — 0.6%
$ 800,000	A-1+	Newport Beach, CA, Revenue, Hoag Memorial Presbyterian Hospital,
		2.240% due 7/6/05	$800,000

Idaho — 0.9%
1,200,000	A-1+	Idaho Health Facilities Authority, St. Lukes Medical Center, FSA-Insured,
		2.260% due 7/6/05	1,200,000

Missouri — 2.7%
3,500,000	A-1+	Missouri Development Finance Board Cultural Facilities Revenue,
		Nelson Gallery Foundation, Series B, MBIA-Insured, 2.290% due 7/6/05	3,500,000

Nevada — 0.0%
45,000	A-1+	Clark County, NV, Nevada School District, Series B, FSA-Insured,
		2.220% due 7/7/05	45,000

		TOTAL SHORT-TERM INVESTMENTS
		(Cost — $5,545,000)	5,545,000

		TOTAL INVESTMENTS — 100.0% (Cost — $125,976,458#)	$131,982,712

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise footnoted.
(a)	Pre-Refunded bonds are escrowed with U.S. government securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
(b)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).
(c)	Rating by Moody’s Investors Service.
(d)	Bonds are escrowed to maturity by U.S. government securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
(e)	Variable rate demand obligation payable at par on demand at any time on no more than seven days notice. The coupon rate listed represents the current rate at period end. The due dates on these securities reflect the next interest rate reset date or, when applicable, the maturity date.
#	Aggregate cost for Federal income tax purposes is $125,966,744.

See pages 13 and 14 for definitions of ratings.

Abbreviations used in this schedule:

AMBAC	—	Ambac Assurance Corporation	IDA	—	Industrial Development Authority
DFA	—	Development Finance Agency	IDB	—	Industrial Development Board
EDA	—	Economic Development Authority	ISD	—	Independent School District
EFA	—	Educational Facilities Authority	MBIA	—	Municipal Bond Investors Assurance Corporation
FGIC	—	Financial Guaranty Insurance Company	PCR	—	Pollution Control Revenue
FHA	—	Federal Housing Administration	PSFG	—	Permanent School Fund Guaranty
FSA	—	Financial Security Assurance
GO	—	General Obligation

See Notes to Financial Statements.

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Schedule of Investments (continued)

Summary of Investments by Industry and Pre-Refunded*

Education	21.1%
Health Care	16.2
Pollution	10.3
General Revenue	9.5
Facilities	8.1
Transportation	7.8
Industrial Development	6.5
General Obligation	5.1
Power	4.8
Utilities	4.1
Pre-Refunded	2.5
Escrowed to Maturity	2.3
Water	1.0
Housing	0.7

100.0%

*   As a percentage of total investments. Please note that Fund holdings are as of June 30, 2005 and are subject to change.

See Notes to Financial Statements.

S A L O M O N    B R O T H E R S    M U N I C I P A L    P A R T N E R S    F U N D    I I    I N C .

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”)—Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated "AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay inter-
est and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—	Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic con-
ditions than debt in higher rated categories.
BBB	—	Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay princi-
pal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB,B, CCC	—	Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative
and CC		with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”)—Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Ca,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—	Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of invest-
ment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective ele-
ments are likely to change, such changes as can be visualized are most unlikely to impair the fun-
damentally strong position of such issues.
Aa	—	Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in “Aaa” securities or fluctuation of pro-
tective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.
A	—	Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa	—	Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly pro-
tected nor poorly secured. Interest payments and principal security appear adequate for the pre-
sent but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

See Notes to Financial Statements.

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Ba	—	Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B	—	Bonds rated “B” are generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa	—	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

Short-Term Security Ratings (unaudited)

SP-1	—	Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1	—	Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1	—	Moody’s highest rating for issues having a demand feature— VRDO.
P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
F-1	—	Fitch’s highest rating indicating the strongest capacity for timely payment of financial commit-
ments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

See Notes to Financial Statements.

S A L O M O N    B R O T H E R S    M U N I C I P A L    P A R T N E R S    F U N D    I I    I N C .

Statement of Assets and Liabilities

June 30, 2005

ASSETS:
Investments, at value (Cost - $125,976,458)	$131,982,712
Cash	54,582
Interest receivable	1,677,893
Receivable for securities sold	1,140,000
Prepaid expenses	13,034

Total Assets	134,868,221

LIABILITIES:
Management fee payable	60,755
Preferred dividends payable	10,172
Directors’ fees payable	121
Accrued expenses	127,070

Total Liabilities	198,118

Series M Auction Rate Preferred Stock
(900 shares authorized and issued at $50,000 per share) (Note 4)	45,000,000

Total Net Assets	$89,670,103

NET ASSETS:
Par value ($0.001 par value; 6,007,094 common shares issued and outstanding;
100,000,000 common shares authorized)	$6,007
Paid-in capital in excess of par value	83,244,145
Undistributed net investment income	1,024,796
Accumulated net realized loss on investment transactions	(611,099)
Net unrealized appreciation on investments	6,006,254

Total Net Assets	$89,670,103

Shares Outstanding	6,007,094

Net Asset Value	$14.93

See Notes to Financial Statements.

S A L O M O N    B R O T H E R S    M U N I C I P A L    P A R T N E R S    F U N D    I I    I N C .

Statement of Operations

For the Year Ended June 30, 2005

INVESTMENT INCOME:
Interest	$6,344,684

EXPENSES:
Management fee (Note 2)	738,316
Auction agent fees (Note 4)	120,490
Audit and tax	75,010
Directors’ fees	57,379
Shareholder reports	46,581
Legal fees	36,706
Custody	29,053
Transfer agent fees	21,173
Stock exchange listing fees	18,951
Insurance	4,637
Miscellaneous expenses	8,921

Total Expenses	1,157,217

Net Investment Income	5,187,467

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Gain From Investment Transactions	412,305
Change in Net Unrealized Appreciation/Depreciation From Investments	2,786,391

Net Gain on Investments	3,198,696

Increase in Net Assets from Operations	8,386,163

Distributions Paid to Auction Rate Preferred Stockholders From Net Investment Income	(851,624)

Increase in Net Assets From Operations Applicable to Common Shareholders	$7,534,539

See Notes to Financial Statements.

S A L O M O N    B R O T H E R S    M U N I C I P A L    P A R T N E R S    F U N D    I I    I N C .

Statements of Changes in Net Assets

For the Years Ended June 30,

	2005	2004

OPERATIONS:
Net investment income	$5,187,467	$5,536,436
Net realized gain	412,305	2,165,244
Change in net unrealized appreciation/depreciation	2,786,391	(7,379,443)

Increase in Net Assets From Operations	8,386,163	322,237

Distributions paid to Auction Rate Preferred Stockholders
from net investment income	(851,624)	(471,367)

Increase (Decrease) in Net Assets From Operations Applicable to Common
Shareholders	7,534,539	(149,130)

DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS FROM:
Net investment income	(4,901,789)	(4,901,788)

Decrease in Net Assets From Distributions to
Common Stock Shareholders	(4,901,789)	(4,901,788)

Increase (Decrease) in Net Assets	2,632,750	(5,050,918)

NET ASSETS:
Beginning of year	87,037,353	92,088,271

End of year*	$89,670,103	$87,037,353

* Includes undistributed net investment income of:	$1,024,796	$1,602,538

See Notes to Financial Statements.

S A L O M O N    B R O T H E R S    M U N I C I P A L    P A R T N E R S    F U N D    I I    I N C .

Financial Highlights

For a share of common stock outstanding throughout each year ended June 30, unless otherwise noted:

	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Year	$14.49	$15.33	$14.34	$13.94	$13.09

Income (Loss) From Operations:
Net investment income	0.86	0.92	0.94	1.00	1.04
Net realized and unrealized gain (loss)	0.54	(0.86)	0.95	0.29	0.86
Distributions paid to Auction Rate Preferred
Stockholders from net investment income	(0.14)	(0.08)	(0.09)	(0.14)	(0.30)

Total Income (Loss) From Operations	1.26	(0.02)	1.80	1.15	1.60

Distributions Paid to Common Stock
Shareholders From:
Net investment income	(0.82)	(0.82)	(0.81)	(0.75)	(0.75)

Total Distributions Paid to Common
Stock Shareholders	(0.82)	(0.82)	(0.81)	(0.75)	(0.75)

Net Asset Value, End of Year	$14.93	$14.49	$15.33	$14.34	$13.94

Market Price, End of Year	$13.60	$12.43	$13.92	$13.00	$12.52

Total Return, Based on Market Price(1)	16.38%	(5.11)%	13.78%	10.11%	15.14%
Net Assets, End of Year (000s)	$89,670	$87,037	$92,088	$86,122	$83,747
Ratios to Average Net Assets:(2)
Gross expenses	1.30%	1.31%	1.39%	1.35%	1.38%
Net investment income	5.81	6.18	6.30	7.02	7.63
Portfolio Turnover Rate	64%	48%	67%	52%	15%
Auction Rate Preferred Stock:
Total Amount Outstanding (000s)	$45,000	$45,000	$45,000	$45,000	$45,000
Asset Coverage Per Share	149,633	146,708	152,320	145,691	143,052
Involuntary Liquidating Preference Per Share	50,000	50,000	50,000	50,000	50,000
Average Market Value Per Share	50,000	50,000	50,000	50,000	50,000

(1)	For purposes of this calculation, distributions on common shares are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.

(2)	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.

See Notes to Financial Statements.

S A L O M O N    B R O T H E R S    M U N I C I P A L    P A R T N E R S    F U N D    I I    I N C .

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Salomon Brothers Municipal Partners Fund II Inc. (“Fund”) was incorporated in Maryland on June 21, 1993 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is to seek a high level of current income which is exempt from regular federal income taxes, consistent with the preservation of capital. As a secondary investment objective, the Fund intends to enhance portfolio value by purchasing tax exempt securities that, in the opinion of Salomon Brothers Asset Management Inc (“SBAM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), may appreciate in value relative to other similar obligations in the marketplace.

The following are significant accounting policies consistently followed by the Fund. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) INVESTMENT VALUATION. Securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities. Securities for which market quotations are not readily available or where market quotations are determined not to reflect fair value, will be valued in good faith by or under the direction of the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) CONCENTRATION OF RISK. Since the Fund invests a portion of its assets in issuers located in a single state, it may be affected by economic and political developments in a specific state or region. Certain debt obligations held by the Fund are entitled to the benefit of insurance, standby letters of credit or other guarantees of banks or other financial institutions.

(c) SECURITY TRANSACTIONS AND INVESTMENT INCOME. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(d) DISTRIBUTIONS TO SHAREHOLDERS. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP. Distributions to preferred shareholders are accrued and paid on a weekly basis and are determined as described in Note 4. Distributions to common shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

S A L O M O N    B R O T H E R S    M U N I C I P A L    P A R T N E R S    F U N D    I I    I N C .

Notes to Financial Statements (continued)

(e) FEDERAL AND OTHER TAXES. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(f) RECLASSIFICATION. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These classifications have no effect on net assets or net asset value per share.

During the current year, the following reclassifications have been made:

Undistributed Net
Investment	Accumulated Net
Income	Realized Loss

(11,796)	11,796

Reclassifications are primarily due to differences between book and tax amortization of discount on fixed income securities.

2. Management and Advisory Fees and Other Transactions with Affiliates

SBAM is the Fund’s investment manager and administrator and as such provides management, advisory and administrative services for the Fund. SBAM has delegated certain administrative services to Smith Barney Fund Management LLC (“SBFM”), another indirect wholly-owned subsidiary of Citigroup, pursuant to a Sub-Administration Agreement between SBAM and SBFM. SBFM is compensated by SBAM, and not the Fund, for its services.

The Fund pays SBAM a monthly fee at an annual rate of 0.55% of the Fund’s average weekly net assets for its services. For purposes of calculating the fees, the liquidation value of any outstanding preferred stock of the Fund is not deducted in determining the Fund’s average weekly net assets. This fee is calculated daily and paid monthly.

Certain officers and one director of the Fund are employees of SBAM and do not receive compensation from the Fund.

3. Investments

During the year ended June 30, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$83,831,497

Sales	$90,131,054

At June 30, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes was as follows:

Gross unrealized appreciation	$6,060,008
Gross unrealized depreciation	(44,040)

Net unrealized appreciation	$6,015,968

S A L O M O N    B R O T H E R S    M U N I C I P A L    P A R T N E R S    F U N D    I I    I N C .

Notes to Financial Statements (continued)

4. Preferred Stock

On October 1, 1993, the Fund closed its public offering of 900 shares of $0.001 par value Auction Rate Preferred Stock (“Preferred Stock”) at an offering price of $50,000 per share. The Preferred Stock has a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) and subject to certain restrictions, are redeemable in whole or in part.

Dividend rates generally reset every 7 days and are determined by auction procedures. The dividend rates on the Preferred Stock during the year ended June 30, 2005 ranged from 0.850% to 2.949% . The weighted average dividend rate for the year ended June 30, 2005 was 1.896% .

The Fund is subject to certain restrictions relating to the Preferred Stock. The Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%. The Preferred Stock is also subject to mandatory redemption at $50,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in its Articles Supplementary are not satisfied.

The Preferred Stock Shareholders are entitled to one vote per share and generally vote with the common stock shareholders but vote separately as a class to elect two directors and on certain matters affecting the rights of the Preferred Stock.

The issuance of preferred stock poses certain risks to holders of common stock, including, among others the possibility of greater market price volatility and in certain market conditions, the yield to holders of common stock may be adversely affected.

The Fund is required to maintain certain asset coverages with respect to the Preferred Stock. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the Preferred Stock in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset requirements would restrict the Fund’s ability to pay dividends to common stock shareholders.

5. Events Subsequent to June 30, 2005

Common Stock Distributions. On May 4, 2005, the Board of Directors of the Fund declared two common share dividends from net investment income, each in the amount of $0.0680 per share, payable on July 29, and August 26, 2005, to shareholders of record on July 12, and August 16, 2005, respectively.

In addition, on July 25, 2005, the Board of Directors of the Fund declared three common share dividends from net investment income, each in the amount of $0.0680 per share, payable on September 30, October 28 and November 25, 2005 to shareholders of record on September 13, October 18 and November 15, 2005, respectively.

S A L O M O N    B R O T H E R S    M U N I C I P A L    P A R T N E R S    F U N D    I I    I N C .

Notes to Financial Statements (continued)

Preferred Stock Dividends. The Board of Directors designated each of the following dividend periods as a Special Rate Period. With each auction date, the regular auction procedure resumes, subject to the Fund’s ability to designate any subsequent dividend period as a Special Rate Period.

	Commencement of	Rate Effective
Auction Date	Rate Period	Through	Preferred Rate

6/27/05	6/28/05	7/4/05	2.750%
7/1/05	7/5/05	7/11/05	2.500
7/11/05	7/12/05	7/18/05	1.999
7/18/05	7/19/05	7/25/05	2.670
7/25/05	7/26/05	8/1/05	2.350

6. Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended June 30, were as follows:

	2005	2004

DISTRIBUTIONS PAID FROM:
Tax-Exempt Income	$5,753,413	$5,361,937

Ordinary Income	—	11,218

Total Distributions Paid	$5,753,413	5,373,155

As of June 30, 2005, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax exempt income - net	$1,024,796

Capital losss carryforward (*)	$(620,813)
Unrealized appreciation(a)	6,015,968

Total accumulated earnings - net	$6,419,951

(*) During the taxable year ended June 30, 2005, the Fund utilized $414,386 of its capital loss carryover available from prior years. As of June 30, 2005, the Fund had the following net capital loss carryforwards remaining:

Year of
expiration	Amount

6/30/2007	$(67,814)
6/30/2008	(552,999)

$(620,813)

These amounts will be available to offset any future taxable capital gains.

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the difference between book & tax amortization methods for discount on fixed income securities.

S A L O M O N    B R O T H E R S    M U N I C I P A L    P A R T N E R S    F U N D    I I    I N C .

Notes to Financial Statements (continued)

7. Change in Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP has resigned as the independent registered public accounting firm for the Fund effective upon completion of the audit for the Fund’s 2005 fiscal year. The Fund’s Audit Committee has approved the engagement of KPMG LLP as the Fund’s new independent registered public accounting firm for the fiscal year ending June 30, 2006. A majority of the Fund’s Board of Directors, including a majority of the independent Directors, approved the appointment of KPMG LLP, subject to the right, of the Fund, by a majority vote of the shareholders at any meeting called for that purpose, to terminate the appointment without penalty.

The reports of PricewaterhouseCoopers LLP on the Fund’s financial statements for each of the last two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. There have been no disagreements with PricewaterhouseCoopers LLP during the Fund’s two most recent fiscal years and any subsequent interim period on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their reports on the financial statements for such years.

8. Additional Information

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGMI”) (each an affiliate of the manager) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

S A L O M O N    B R O T H E R S    M U N I C I P A L    P A R T N E R S    F U N D    I I    I N C .

Notes to Financial Statements (continued)

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The order also requires that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order requires SBFM to recommend a new transfer agent contract to the Affected Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distribution will be allocated, and when such distribution will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds.

The fund did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

9. Other Matters

On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, SBAM (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment manager to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the investment management contract between the Fund and the Manager. Therefore, the Fund’s Board of Directors will be asked to approve a new investment management contract between the Fund and the Manager. If approved by the Board, the new investment management contract will be presented to the shareholders of the Fund for their approval.

Subsequently, on August 12, 2005, the Board approved the new investment management contract between the Fund and the Manager.

S A L O M O N    B R O T H E R S    M U N I C I P A L    P A R T N E R S    F U N D    I I    I N C .

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Salomon Brothers Municipal Partners Fund II Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Municipal Partners Fund II Inc. (the “Fund”) at June 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
August 22, 2005

S A L O M O N    B R O T H E R S    M U N I C I P A L    P A R T N E R S    F U N D    I I    I N C .

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of Salomon Brothers Municipal Partners Fund II Inc. (“Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

Portfolios in
Fund Complex
		Term of	Principal	Overseen by
	Position(s)	Office(1) and	Occupation(s)	Director	Other
	Held with	Length of	During Past	(including	Board Memberships
Name, Address and Birth Year	Fund(1)	Time Served	Five Years	the Fund)	Held by Director

Non-Interested Directors:
Carol L. Colman	Director and	Since	President,	37	None
Colman Consulting Co.	Member of	2003	Colman
278 Hawley Road	the Nominating		Consulting Co.
North Salem, NY 10560	and Audit
Birth year: 1946	Committees,
Class II

Daniel P. Cronin	Director and	Since	Formerly, Associate	34	None
24 Woodlawn Avenue	Member of	2003	General Counsel,
New Rochelle, NY 10804	the Nominating		Pfizer Inc.
Birth year: 1946	and Audit
Committees,
Class III

Leslie H. Gelb	Director and	Since	President, Emeritus	34	Director of two
150 East 69th Street	Member of	2000	and Senior Board Fellow,		registered
New York, NY 10021	the Nominating		The Council on Foreign		investment
Birth year: 1937	and Audit		Relations; Formerly,		companies
	Committees,		Columnist, Deputy		advised by
	Class II		Editorial Page Editor		Advantage
			and Editor, Op-Ed Page,		Advisors, Inc.
			The New York Times		(“Advantage”)

William R. Hutchinson	Director and	Since	President, W.R.	44	Associated
535 N. Michigan Avenue	Member of	2003	Hutchinson & Associates		Banc-Corp.
Suite 1012	Nominating		Inc.; Formerly Group Vice
Chicago, IL 60611	and Audit		President, Mergers and
Birth year: 1942	Committees,		Acquisitions, BP Amoco
	Class I		P.L.C.

S A L O M O N    B R O T H E R S    M U N I C I P A L    P A R T N E R S    F U N D    I I    I N C .

Additional Information (unaudited) (continued)

Number of
Portfolios in
Fund Complex
		Term of	Principal	Overseen by
	Position(s)	Office(1) and	Occupation(s)	Director	Other
	Held with	Length of	During Past	(including	Board Memberships
Name, Address and Birth Year	Fund(1)	Time Served	Five Years	the Fund)	Held by Director

Riordan Roett	Director and	Since	Professor and Director	34	None
The Johns Hopkins University	Member of	1997	Latin American Studies
1740 Massachusetts Ave., NW	the Nominating		Program, Paul H. Nitze
Washington, DC 20036	and Audit		School of Avanced
Birth year: 1938	Committees,		International Studies,
	Class I		The Johns Hopkins
University

Jeswald W. Salacuse	Director and	Since	Henry J. Braker	34	Director of two
Tufts University	Member of	2000	Professor of		registered
The Fletcher School of	the Nominating		Commercial Law and		investment
Law & Diplomacy	and Audit		formerly Dean, The		companies
160 Packard Avenue	Committees,		Fletcher School of		advised by
Medford, MA 02155	Class III		Law & Diplomacy,		Advantage
Birth year: 1938			Tufts University

Interested Director:

R. Jay Gerken, CFA(2)	Director,	Since	Managing Director	219	None
Citigroup Asset Management	Chairman	2002	of Citigroup Global
(“CAM”)	and Chief		Markets Inc. (“CGM”);
399 Park Avenue	Executive Officer,		Chairman, President,
4th Floor	Class II		Chief Executive Officer
New York, NY 10022			and Director of
Birth year: 1951			Smith Barney Fund
Management LLC
(“SBFM”), Travelers
Investment Adviser, Inc.
(“TIA”) and Citi Fund
Management Inc.
(“CFM”); President and
Chief Executive Officer
of certain mutual funds
associated with Citigroup
Inc. (“Citigroup”);
Formerly Porfolio
Manager of Smith Barney
Allocation Series Inc. (from
1996 to 2001) and Smith
Barney Growth and
Income Fund (from 1996
to 2000)

S A L O M O N    B R O T H E R S    M U N I C I P A L    P A R T N E R S    F U N D    I I    I N C .

Additional Information (unaudited) (continued)

Number of
Portfolios in
Fund Complex
		Term of	Principal	Overseen by
	Position(s)	Office(1) and	Occupation(s)	Director	Other
	Held with	Length of	During Past	(including	Board Memberships
Name, Address and Birth Year	Fund(1)	Time Served	Five Years	the Fund)	Held by Director

Officers:
Peter J. Wilby, CFA	President	Since	Managing Director	N/A	N/A
CAM		2002	of CGM and SBAM
399 Park Avenue	Executive Vice	1994-
4th Floor	President	2002
New York, NY 10022
Birth year: 1958

Andrew B. Shoup	Senior Vice	Since	Director of CAM;	N/A	N/A
CAM	President and	2003	Senior Vice President
125 Broad Street, 11th Floor	Chief		and Chief Administrative
New York, NY 10004	Administrative		Officer of mutual funds
Birth year: 1956	Officer		associated with Citigroup;
Treasurer of certain
mutual funds associated
with Citigroup; Head of
International Funds
Administration of CAM
(from 2001 to 2003);
Director of Global Funds
Administration of CAM
(from 2000 to 2001); Head
of U.S. Citibank Funds
Administration of CAM
(from 1998 to 2000)

Frances M. Guggino	Chief Financial	Since	Director	N/A	N/A
CAM	Officer and	2004	of CGM;
125 Broad Street	Treasurer		Chief Financial Officer
10th Floor			and Treasurer of certain
New York, NY 10004			mutual funds associated
Birth year: 1957			with Citigroup.
	Controller	Since	Controller of certain
		2002	mutual funds associated
with Citigroup from
(1999 to 2004)

Robert E. Amodeo	Executive Vice	Since	Managing Director of	N/A	N/A
CAM	President	1999	SBAM and CGM
399 Park Avenue			since December 2001;
4th Floor			Director of SBAM and
New York, NY 10022			CGM since December
Birth year: 1964			1998; Vice President of
SBAM and CGM from
(January 1996 to
December 1998)

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Additional Information (unaudited) (continued)

Number of
Portfolios in
Fund Complex
		Term of	Principal	Overseen by
	Position(s)	Office(1) and	Occupation(s)	Director	Other
	Held with	Length of	During Past	(including	Board Memberships
Name, Address and Birth Year	Fund(1)	Time Served	Five Years	the Fund)	Held by Director

Andrew Beagley	Chief	Since	Director of CGM	N/A	N/A
CAM	Compliance	2004	(since 2000); Director
399 Park Avenue	Officer		of Compliance, North
4th Floor			America, CAM (since
New York, NY 10022			2000); Chief Anti-Money
Birth Year: 1962			Laundering Compliance
Officer, Chief Compliance
Officer and Vice President
of certain mutual funds
associated with Citigroup;
Director of Compliance,
Europe, the Middle East
and Africa. CAM (from 1999
to 2000); Chief Compliance
Officer SBFM, CFM, TIA
Salomon Brothers Asset
Management Limited,
Smith Barney Global
Capital Management Inc.

Wendy S. Setnicka	Controller	Since	Vice President of	N/A	N/A
CAM		2004	CAM (since 2003);
125 Broad Street			Controller of certain
10th Floor			mutual funds associated
New York, NY 10004			with Citigroup; Assistant
Birth Year: 1964			Controller of CAM
(from 2002 to 2004);
Accounting Manager
of CAM (from 1998
to 2002)

Robert I. Frenkel	Secretary and	Since	Managing Director and	N/A	N/A
CAM	Chief Legal	2003	General Counsel of
300 First Stamford Place	Officer		Global Mutual Funds
4th Floor			for CAM and its
Stamford, CT 06902			predecessor (since
Birth year: 1954			1994); Secretary of CFM
(from 2001 to 2004);
Secretary and Chief Legal
Officer of mutual funds
associated with Citigroup

(1)	The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2006, year 2005 and year 2004, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year by the Fund’s Board of Directors to hold office for a one-year term and until their successors are duly elected and qualified.

(2)	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

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Annual Chief Executive Officer and Chief Financial Officer Certification (unaudited)

The Fund’s CEO has submitted to the NYSE the required annual certification and, the Fund also has included the Certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC, for the period of this report.

S A L O M O N    B R O T H E R S    M U N I C I P A L    P A R T N E R S    F U N D    I I    I N C .

Dividend Reinvestment Plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

Pursuant to the Fund’s Dividend Reinvestment Plan (“Plan”), holders of Common Stock whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by EquiServe Trust Company, N.A. (“Plan Agent”) in Fund shares pursuant to the Plan, unless they elect to receive distributions in cash. Holders of Common Stock who elect to receive distributions in cash will receive all distributions in cash by check in dollars mailed directly to the holder by the Plan Agent as dividend-paying agent. Holders of Common Stock who do not wish to have distributions automatically reinvested should notify the Plan Agent at the address below. Distributions with respect to Common Stock registered in the name of a bank, broker-dealer or other nominee (i.e., in “street name”) will be reinvested under the Plan unless the service is not provided by the bank, broker-dealer or other nominee or the holder elects to receive dividends and distributions in cash. Investors who own shares registered in the name of a bank, broker-dealer or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the holders of Common Stock in administering the Plan. After the Fund declares a dividend on the Common Stock or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy the Fund’s Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. The Fund will not issue any new shares of Common Stock in connection with the Plan.

Participants have the option of making additional cash payments to the Plan Agent, monthly, in a minimum amount of $250, for investment in the Fund’s Common Stock. The Plan Agent will use all such funds received from participants to purchase shares of Common Stock in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares of Common Stock in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

In the case of holders of Common Stock, such as banks, broker-dealers or other nominees, who hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the holders as representing the total amount registered in such holders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent’s fees for the reinvestment of dividends and capital gains distributions

S A L O M O N    B R O T H E R S    M U N I C I P A L    P A R T N E R S    F U N D    I I    I N C .

Dividend Reinvestment Plan (unaudited) (continued)

and voluntary cash payments will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions and voluntary cash payments made by the participant. The receipt of dividends and distributions under the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

Participants may terminate their accounts under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if notice in writing is received by the Plan Agent not less than ten days prior to any dividend or distribution record date. Upon termination, the Plan Agent will send the participant a certificate for the full shares held in the account and a cash adjustment for any fractional shares or, upon written instruction from the participant, the Plan Agent will sell part or all of the participant’s shares and remit the proceeds to the participant, less a $2.50 fee plus brokerage commission for the transaction.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to all participants in the Plan at least 30 days before the record date for the dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent upon at least 30 days’ written notice to participants in the Plan.

All correspondence concerning the Plan should be directed to the Plan Agent, P.O. Box 43010, Providence, Rhode Island 02940-3010.

This report is transmitted to the shareholders of Salomon Brothers Municipal Partners Fund II Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-446-1013.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-446-1013, (2) on the Fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

S A L O M O N    B R O T H E R S    M U N I C I P A L    P A R T N E R S    F U N D    I I    I N C .

Important Tax Information (unaudited)

All of the net investment income distributions paid monthly by the Fund during the taxable year ended June 30, 2005 qualify as tax-exempt interest dividends for federal income tax purposes.

Please retain this information for your records.

S A L O M O N    B R O T H E R S    M U N I C I P A L    P A R T N E R S    F U N D    I I    I N C .

Directors	Salomon Brothers Municipal Partners
C A R O L L. C O L M A N	Fund II Inc.
D A N I E L P. C R O N I N
L E S L I E H. G E L B	125 Broad Street
R. J AY G E R K E N , CFA	10th Floor, MF-2
W I L L I A M R. H U T C H I N S O N	New York, New York 10004
R I O R D A N R O E T T	Telephone 1-888-777-0102
J E S WA L D W. S A L A C U S E
I N V E S T M E N T M A N A G E R A N D A D M I N I S T R AT O R
Salomon Brothers Asset Management Inc
399 Park Avenue
New York, New York 10022

Officers	A U C T I O N A G E N T
Deutsche Bank
R. J AY G E R K E N , CFA	60 Wall Street
Chairman and Chief Executive Officer	New York, New York 10005
P E T E R J. W I L B Y, CFA
President	C U S T O D I A N
A N D R E W B. S H O U P	State Street Bank and Trust Company
Senior Vice President and	225 Franklin Street
Chief Administrative Officer	Boston, Massachusetts 02110
F R A N C E S M. G U G G I N O
Chief Financial Officer	D I V I D E N D D I S B U R S I N G A N D T R A N S E R A G E N T
and Treasurer	EquiServe Trust Company, N.A.
R O B E R T E. A M O D E O	P.O. Box 43010
Executive Vice President	Providence, Rhode Island 02940-3010
A N D R E W B E A G L E Y
Chief Compliance Officer	I N D E P E N D E N T R E G I S T E R E D P U B L I C
W E N D Y S. S E T N I C K A	A C C O U N T I N G F I R M
Controller	PricewaterhouseCoopers LLP
R O B E R T I. F R E N K E L	300 Madison Avenue
Secretary and	New York, New York 10017
Chief Legal Officer
L E G A L C O U N S E L
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017

N E W Y O R K S T O C K E X C H A N G E S Y M B O L
MPT

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EquiServe Trust Company, N A. P.O. Box 43010 Providence, Rhode Island 02940-3010

MPTANN 8/05 05-8976

Salomon Brothers Municipal Partners Fund II Inc. Annual Report J U N E 3 0, 2 0 0 5

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William
R. Hutchinson, the Chairman of the Board’s Audit Committee,
possesses the technical attributes identified in Instruction 2(b) of
Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending June 30, 2004 and June 30, 2005 (the "Reporting
Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the
Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $40,000 in 2004 and $40,000 in 2005.

b) Audit-Related Fees. The aggregate fees billed in the Reporting
Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the
Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $32,000 in 2004 and $15,500 in
2005. These services consisted of procedures performed in connection with the review and preparation of the agreed upon procedures (which among other items, include maintenance testing in connection with the Auction Rate Preferred Stock) of Municipal Partners Fund II Inc.

In addition, there were no Audit-Related Fees billed in the
Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-
adviser whose role is primarily portfolio management and is
subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the
Municipal Partners Fund II Inc (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting
Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $3,000 in 2004 and
$3,000 in 2005. These services consisted of (i) review or
preparation of U.S. federal, state, local and excise tax returns;

(ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed for all other non-audit services rendered by the Auditor to Salomon Brothers Asset Management (“SBAM”), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Municipal Partners Fund II Inc, requiring pre-approval by the Audit Committee for the period May 6, 2003 through June 30, 2004 and for the year ended June 30, 2005, which include the issuance of reports on internal control under SAS No. 70 related to various Citigroup Asset Management (“CAM”) entities a profitability review of the Adviser and phase 1 of an analysis of Citigroup’s current and future real estate occupancy requirements in the tri-state area and security risk issues in the New York metro region were $0.0 and $1.3 million, respectively, all of which were pre-approved by the Audit Committee.

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Municipal Partners Fund II Inc requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Municipal Partners Fund II Inc, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% for both 2004 and 2005; Tax Fees were 100% for both 2004 and 2005; and Other Fees were 100% for both 2004 and 2005.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Municipal Partners Fund II Inc and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Municipal Partners Fund II Inc during the reporting period were $6.4 million and $2.7 million for the years ended June 30, 2004 and June 30, 2005, respectively.

(h) Yes. The Municipal Partners Fund II Inc's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant's independence. All services provided by the Auditor to the Municipal Partners Fund II Inc or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The
Audit Committee consists of the following Board members:

Carol L. Colman
Daniel P. Cronin
Leslie H. Gelb
William R. Hutchinson
Riordan Roett
Jeswald W. Salacuse

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the
Manager. The Manager is part of Citigroup Asset Management (“CAM”), a group of investment adviser affiliates of Citigroup, Inc.
(“Citigroup”). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a
recommendation with regard to proxy votes. However, such
recommendations do not relieve the Manager of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated
position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated
position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

In furtherance of the Manager’s goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s and the Manager’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

ITEM 8.	[RESERVED]

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s
disclosure controls and procedures (as defined in Rule 30a-
3(c) under the Investment Company Act of 1940, as amended (the
“1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure
required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b)
under the 1940 Act and 15d-15(b) under the Securities Exchange
Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under
the 1940 Act) that occurred during the registrant’s last
fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b) Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers Municipal Partners Fund II Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Salomon Brothers Municipal Partners Fund II Inc.

Date:	September 7, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Salomon Brothers Municipal Partners Fund II Inc.

Date:	September 7, 2005

By:	/s/ Frances M. Guggino
Frances M. Guggino
Chief Financial Officer of
Salomon Brothers Municipal Partners Fund II Inc.

Date:	September 7, 2005